10f-3 Transactions Summary

Set forth below is a summary of the transactions made
pursuant to the Funds' 10f-3 procedures for the period
1/1/05-6/30/05
Fund
VA High Income Fund
Security
Hawaiian Telcom Communications, Inc.
Advisor
EIMCO
Transaction
 Date
4/27/2005
Cost
$100,000
Offering Purchase
0.018%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.

Fund
VA High Income Fund
Security
Hawaiian Telcom Communications, Inc.
Advisor
EIMCO
Transaction
 Date
4/27/2005
Cost
$125,000
Offering Purchase
0.023%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.

Fund
VA High Income Fund
Security
Celestica, Inc.
Advisor
EIMCO
Transaction
 Date
6/16/2005
Cost
$100,000
Offering Purchase
0.040%
Broker
Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC

Fund
VA Special Values Fund
Security
Deerfield Triarc Capital Corp.
Advisor
EIMCO
Transaction
 Date
                          6/28/05
Cost
                                                   $686,400
Offering Purchase
                          0.172%
Broker
Credit Suisse First Boston LLC
Underwriting
Syndicate
Members
Credit Suisse First Boston LLC
Merrill Lynch & Co.
UBS Financial Services, Inc.
Deutsche Bank Securities
Wachovia Securities, Inc.


Fund
VA Strategic Income Fund
Security
Coventry Health Care
Advisor
EIMCO
Transaction
 Date
1/24/2005
Cost
$50,000
Offering Purchase
0.020%
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members
Lehman Brothers Inc.
CIBC World Markets
ABN Amro
Banc of America Securities LLC
Wachovia Securities, Inc.


Fund
VA Strategic Income Fund
Security
Select Medical Corporation
Advisor
EIMCO
Transaction
 Date
2/4/05
Cost
$175,000
Offering Purchase
0.026%
Broker
Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.
CIBC World Markets
PNC Capital Markets, Inc.


Fund
VA Strategic Income Fund
Security
Station Casinos, Inc.
Advisor
EIMCO
Transaction
 Date
6/1/2005
Cost
$153,375
Offering Purchase
0.075%
Broker
Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC
Deutsche Bank Securities
Wells Fargo Securities
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.


Fund
VA Strategic Income Fund
Security
Celestica, Inc.
Advisor
EIMCO
Transaction
 Date
6/16/2005
Cost
$100,000
Offering Purchase
0.040%
Broker
Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Deutsche Bank Securities
CIBC World Markets Corp.
Wachovia Securities, Inc.